DEBT REPAYMENT AGREEMENT

This Debt Repayment Agreement (this "**Agreement**") dated June 25, 2018, is by and between, PEDEVCO CORP., a Texas corporation (the "**Company**") and the parties listed on Schedule A attached hereto, as the same may be updated to reflect transfers, assignments or successors of such parties as notified in writing to the Company on or before the date hereof, who have executed this Agreement on or prior to the Effective Time (each, a "**Creditor**," and collectively, the "**Creditors**"), each a "**Party**" and collectively the "**Parties.**"

WITNESSETH:

WHEREAS, the Company owes unpaid principal amounts to the Creditors pursuant to the debt instruments set forth on Schedule A, and including accrued and unpaid fees and interest thereon (each, a "**Promissory Note**, and collectively, the "**Promissory Notes**");

WHEREAS, in consideration and in full and complete satisfaction and forgiveness of the portion of the Total Amount Owed (defined below) that is owed to the Creditors under the Promissory Notes as set forth on Schedule A, which amount shall include, but not be limited to (i) any interest, fees, liabilities, obligations or expenses accrued or accruing through the date hereof under the Promissory Notes, and (ii) whether or not currently due and payable under the Promissory Notes, in each case, whether or not reflected on Schedule A (collectively, the "**Total Amount Owed**"), such Creditors desire to accept the amounts set forth on Schedule A (the "**Payment**"), to be allocated and paid among the Creditors as set forth on Schedule A; and

WHEREAS, the Company and the Creditors desire to set forth in writing herein the terms and conditions of their agreement and understanding concerning the Payment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Parties hereto agree as follows:

1. Consideration.

(a) Effective at the Effective Time, and in consideration and in full and complete satisfaction of the entire Total Amount Owed pursuant to and in connection with the Promissory Notes, which amount is owed to the Creditors by the Company, and the termination and cancellation of any original Promissory Notes, if any, that may be in the possession of the Creditors, and all of the Company's liabilities and obligations thereunder, the Company shall make the Payment to the Creditors.

(b) Effective at the Effective Time, the Creditors agree to accept the Payment, allocated, issued and paid among the Creditors as set forth on Schedule A (each under the heading "Cash Repayment Amount"), in full and complete satisfaction of the

entire Total Amount Owed and any and all other interest, fees and expenses whatsoever arising pursuant to and in connection with the Promissory Notes, which amount is owed to the Creditors by the Company, and the termination and cancellation of the Promissory Notes and all of the Company's liabilities and obligations thereunder.

2. **Conditions to Effectiveness.**

(a) The Company shall pay the Creditors their applicable portion of the Payment amount in cash immediately following the Effective Time.

(b) Each Creditor is the sole owner of its respective Promissory Note, free and clear of any liens, claims, charges, options, rights of tenants or other encumbrances, and has sole managerial and dispositive authority with respect to its respective Promissory Note.

3. **Effective Time.**

The "**Effective Time**" of this Agreement shall be the date and time determined by the Company in its sole discretion, not to exceed 5:00 p.m. Pacific Time on June 30, 2018. In the event any Creditor named on the signature page hereof has not executed this Agreement by the Effective Time, this Agreement and the terms and conditions hereof shall be deemed terminated and unavailable to such Creditor and the Company shall proceed with the payment to the other Creditor(s) who have executed this Agreement on or prior to such Effective Time.

4. **Full Satisfaction; Release of Liens.**

(a) Each Creditor agrees that it is accepting its pro rata portion of the Payment, as applicable, in full and complete satisfaction of its respective Total Amount Owed and any and all other interest, fees and expenses arising pursuant to and in connection with the Promissory Notes which is subject to the Payment, and that as such, each Creditor will no longer have any rights of repayment against the Company as to any Total Amount Owed or any other amounts due or owing under the Promissory Notes which are subject to the Payment, and cancelled pursuant to this Agreement, at such time as the Payment has been made to the Creditors as set forth herein. Upon completion of the Payment, the Promissory Notes (and all amounts owed or due thereunder and all obligations in connection therewith) will be deemed satisfied and paid in full.

(b) On or before the Effective Time (or promptly thereafter at the option of the Company), each Creditor shall (i) either (x) deliver to the Company all original Promissory Notes held by such Creditor, if any, for cancellation by the Company, or (y) notify the Company that such Creditor does not have possession of an original Promissory Note, and (ii) execute such documentation, to the extent reasonably requested by the Company, to release and terminate all security interests, liens and encumbrances, including any deposit control agreements with respect to the Company's and its subsidiaries' bank accounts, in favor of, or held or maintained by, such Creditor

against the Company or any of its subsidiaries (if any), or any of the property, assets and rights thereof, wherever located and whether now owned or hereafter acquired or arising, including any and all proceeds and products thereof (collectively, "**Encumbrances**").

5. **Mutual Representations, Covenants and Warranties.**

Each of the undersigned represents solely on its own behalf that:

(a) it has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. It has duly and validly executed and delivered this Agreement and will, on or prior to the consummation of the transactions contemplated herein, execute, such other documents as may be required hereunder and, assuming the due authorization, execution and delivery of this Agreement, this Agreement constitutes, the legal, valid and binding obligation of such Party enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general equitable principles.

(b) its execution and delivery of this Agreement and its consummation of the transactions contemplated hereby and thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (a) constitute a violation of any applicable law; or (b) constitute a breach or violation of any provision contained in its Articles of Incorporation or Bylaws, or such other document(s) regarding organization and/or management, if applicable; or (c) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which it is a party or by which it is bound or affected.

(c) it hereby covenants that it will, whenever and as reasonably requested by the Company and at the Company's sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Company may reasonably require in order to complete and perfect the transactions between the Company and the applicable Creditor contemplated herein; provided that compliance with such request would not, in the reasonable judgment of the Creditor, subject the Creditor to liability beyond that bargained for in this Agreement.

(d) the Company hereby covenants that it will, whenever and as reasonably requested by any Creditor and at the Company's sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Creditor may reasonably require in order to complete and perfect the transactions between the Company and the applicable Creditor contemplated herein; provided that compliance with such request

would not, in the reasonable judgment of the Company, subject the Company to liability beyond that bargained for in this Agreement.

6. **Consent to Payment and Related Transactions.**

Subject to the conditions and representations set forth herein, each Creditor hereby consents and agrees to the Payment of the Total Amount Owed, as applicable solely with respect to such Creditor, as reflected on Schedule A. Each Creditor further agrees and acknowledges that, solely with respect to such Creditor, none of the actions or transactions contemplated hereunder, or performance of the Company in accordance herewith, shall give rise to a breach or event of default, or otherwise trigger any right to prepayment, under any Promissory Note or other agreement to which the Company and such Creditor are parties. Additionally, (a) each Creditor agrees to forgive any portion of the Total Amount Owed in excess of the applicable Payment amount set forth next to the Creditor's name on Schedule A, if any; and (b) the Creditors confirm, acknowledge, ratify and approve the Payment amounts (if applicable) set forth on Schedule A as such Payment amounts apply to such Creditor. The Creditors confirm and acknowledge that the applicable Payment amount represents a discount to the Total Amount Owed and such amount is being accepted in repayment of the entire Total Amount Owed.

7. **Miscellaneous.**

(a) *Assignment*. All of the terms, provisions and conditions of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assigns. Each Creditor may assign its rights hereunder without the consent of, but with written notice to, the Company.

(b) *Binding Effect*. This Agreement shall be binding on the Company and each and every Creditor that has executed this Agreement as of the Effective Time, even if not signed by all Creditors.

(c) *Applicable Law*. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas, excluding any provision which would require the use of the laws of any other jurisdiction.

(d) *Waiver of Jury Trial*. Each of the Parties irrevocably waives any and all rights to trial by jury in any action or proceeding between the parties arising out of or relating to this Agreement and the transactions contemplated hereby.

(e) *Entire Agreement, Amendments and Waivers*. This Agreement constitutes the entire agreement of the Parties regarding the subject matter of the Agreement and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms

hereof shall be binding upon any Party hereto unless set forth in a document duly executed by such Party or an authorized agent of such Party.

(f) *Headings; Gender*. The paragraph headings contained in this Agreement are for convenience only, and shall in no manner be construed as part of this Agreement. All references in this Agreement as to gender shall be interpreted in the applicable gender of the Parties.

(g) *Severability*. Should any clause, sentence, paragraph, subsection, Section or Article of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the Parties agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the Parties, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

(h) *Arm's Length Negotiations*. Each Party herein expressly represents and warrants to all other Parties hereto that (a) before executing this Agreement, said Party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said Party has relied solely and completely upon its own judgment in executing this Agreement; (c) said Party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said Party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm's length negotiations conducted by and among the Parties and their respective counsel.

(i) *Dispute Resolution*. In the event of a dispute between Company and any Creditor concerning the interpretation of any provision of this agreement or the performance of any of the terms of this Agreement, such matter or matters in dispute shall be finally settled: (1) under the Rules of the American Arbitration Association; (2) by three arbitrators, one appointed by each Party, and the third, who shall be the chairman, selected by the two appointed arbitrators; and (3) the place of the arbitration shall be Houston, Texas.

(j) *Construction*. When used in this Agreement, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) "**or**" is not exclusive; (iii) "**including**" means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words "**hereof**", "**herein**" and "**hereunder**" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as

applicable, are references to Articles, Sections, Schedules and Exhibits in this Agreement unless otherwise specified; (viii) references to "**writing**" include printing, typing, lithography and other means of reproducing words in a visible form, including, but not limited to email; (ix) references to "**dollars**", "**Dollars**" or "**$**" in this Agreement shall mean United States dollars; (x) reference to a particular statute, regulation or Law means such statute, regulation or Law as amended or otherwise modified from time to time; (xi) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xii) unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "**from**" means "**from and including**" and the words "**to**" and "**until**" each mean "**to but excluding**"; and (xiii) references to "**days**" shall mean calendar days.

(k) *Third Party Beneficiaries*. Nothing expressed or referred to in this Agreement will be construed to give any person other than the Parties hereto any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement.

(l) *Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures*. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an "**Electronic Delivery**") shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party, each other Party shall re execute the original form of this Agreement and deliver such form to all other Parties. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

(m) *Creditor Obligations Several and not Joint*. Any representation and warranty or agreement of the Creditors to the Company under this Agreement are several only, and are not joint. If and to the extent that any Creditor makes or is deemed to have made any representation or warranty or agreement under this Agreement regarding the Total Amount Owed, or any Promissory Note or any matters relating thereto, such Creditor has made such representation or warranty or agreement only with respect to the portion of the Total Amount Owed that is held by such Creditor or the Promissory Note, if any, that is held by such Creditor, and not with respect to any portion of the Total Amount Owed that is held by any other Creditor or any Promissory Note, if any, that is held by any Creditor.

[Remainder of page left blank. Signature page follows.]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first written above.

"COMPANY"

PEDEVCO CORP.

By: ______________________

Its: President & CEO

Printed Name: Frank Ingriselli

CREDITORS"

DAVID MCWILLIAMS

____

Date: June __, 2018

BOYD & MCWILLIAMS,
A TEXAS PARTNERSHIP

By: ______________________________

Name: ______________________________

Title: ______________________________

Date: June __, 2018

W.K. BOYD, III

____

Date: June __, 2018

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first written above.

"COMPANY"

PEDEVCO CORP.

By:____________________

Its:____________________

Printed Name:____________________

CREDITORS"

DAVID MCWILLIAMS

David McWilliams

Date: June 25, 2018

BOYD & MCWILLIAMS, A TEXAS PARTNERSHIP

By: W. K. Boyd III

Name: W. K. Boyd, III

Title: Partner

Date: June 25, 2018

W.K. BOYD, III

W. K. Boyd III

Date: June 25, 2018

SMITH OIL COMPANY, INC.

By: [signature]

Name: E.L. SMITH III

Title: PRESIDENT

Date: June 23, 2018

E.L. SMITH, III

[signature]

Date: June 23, 2018

ROBERT BENTLEY

____

Date: June __, 2018

NEARON ENTERPRISES, LLC

By: ______________________________

Name: ______________________________

Title: ______________________________

Date: June __, 2018

SMITH OIL COMPANY, INC.

By: ______________________

Name: ______________________

Title: ______________________

Date: June __, 2018

E.L. SMITH, III

____

Date: June __, 2018

ROBERT BENTLEY

____

Date: June 25, 2018

NEARON ENTERPRISES, LLC

By: ______________________

Name: ______________________

Title: ______________________

Date: June __, 2018

SMITH OIL COMPANY, INC.

By: ______________________________

Name: ____________________________

Title: _____________________________

Date: June __, 2018

E.L. SMITH, III

____

Date: June __, 2018

ROBERT BENTLEY

____

Date: June __, 2018

NEARON ENTERPRISES, LLC

By: ______________________________

Name: Blaine Emmons

Title: CFO

Date: June 25, 2018

Schedule A

Creditor	Promissory Note	Approximate Principal Amount Owed	Cash Repayment Amount
David McWilliams	Secured Promissory Note, dated March 22, 2013, as amended December 16, 2013 and March 7, 2014	$ 25,000.00	$6,250.00
Boyd & McWilliams, a Texas Partnership	Secured Promissory Note, dated March 22, 2013, as amended December 16, 2013 and March 7, 2014	$ 25,000.00	$6,250.00
W.K. Boyd, III	Secured Promissory Note, dated March 22, 2013, as amended December 16, 2013 and March 7, 2014	$ 50,000.00	$12,500.00
Smith Oil Company, Inc.	Secured Promissory Note, dated March 22, 2013, as amended December 16, 2013 and March 7, 2014	$ 100,000.00	$25,000.00
E.L. Smith, III	Secured Promissory Note, dated March 22, 2013, as amended December 16, 2013 and March 7, 2014	$ 50,000.00	$12,500.00
Robert Bentley	Secured Promissory Note, dated March 22, 2013, as amended December 16, 2013 and March 7, 2014	$ 25,000.00	$6,250.00
Nearon Enterprises, LLC	Secured Promissory Note, dated March 22, 2013, as amended December 16, 2013 and March 7, 2014	$ 200,000.00	$50,000.00
TOTAL:		$ 475,000.00	$118,750.00